UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Local Time on Monday, October 2, 2017

Dear Stockholders of Sigma Labs, Inc.:

The 2017 annual meeting of stockholders (the “Annual Meeting”) of Sigma Labs, Inc., a Nevada corporation, will be held on October 2, 2017 at 10:00 a.m. local time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.To elect one Class III director to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

2.To approve separate amendments to our 2013 Equity Incentive Plan to (x) fix at 750,000 shares the aggregate number of shares of our common stock subject to the 2013 Equity Incentive Plan, and (y) fix at 300,000 shares the limitation on awards of stock options and stock appreciation rights under the 2013 Equity Incentive Plan during any twelve-month period to any one participant, which we refer to as the “Section 162(m) limitation”;

3.To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 7,500,000 to 30,000,000;

4.To approve, by non-binding vote, the compensation of our named executive officers as disclosed in this proxy statement;

5.To recommend, by non-binding vote, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers;

6.To ratify the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

7.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on August 4, 2017 as the record date for the Annual Meeting. Only stockholders of record on August 4, 2017 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

This Proxy Statement and our annual report can be accessed directly at the following Internet address: http://www.viewproxy.com/sigmalabsinc/2017.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Sigma Labs, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors /s/ John Rice John Rice Interim Chief Executive Officer and Chairman of the Board Santa Fe, New Mexico August 22, 2017

i

SIGMA LABS, INC.

PROXY STATEMENT

FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Local Time on Monday, October 2, 2017

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2017 annual meeting of stockholders of Sigma Labs, Inc., a Nevada corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, October 2, 2017 at 10:00 a.m. Local Time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report is first being mailed on or about August 23, 2017 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What matters am I voting on?

You will be voting on:

•the election of one Class III director to serve until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified;

•the approval of separate amendments to our 2013 Equity Incentive Plan (the “2013 Plan”) to (x) fix the aggregate number of shares of our common stock subject to the 2013 Plan at 750,000 shares and (y) fix the limitation on awards of stock options and stock appreciation rights during any twelve-month period to any one participant, which we refer to as the “Section 162(m) limitation,” at 300,000 shares;

•the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 7,500,000 to 30,000,000;

•the approval, by non-binding vote, of the compensation of our named executive officers as disclosed in this proxy statement;

•to recommend, by non-binding vote, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers;

•a proposal to ratify the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

•any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

•“FOR” the election of Dennis Duitch as a Class III director;

•“FOR” approval of an amendment to our 2013 Plan to fix the aggregate number of shares of our common stock subject to the 2013 Plan at 750,000 shares as described in Proposal 2;

•“FOR” approval of an amendment to our 2013 Plan to fix the “Section 162(m) limitation” at 300,000 shares as described in Proposal 3;

•“FOR” approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock as described in Proposal 4;

•“FOR” approval of the compensation of our named executive officers as disclosed in this Proxy Statement as described in Proposal 5;

•“EVERY YEAR” for the conduct of an advisory vote on the compensation of our named executive officers as described in Proposal 6; and

•“FOR” the ratification of the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2017 as described in Proposal 7.

Who is entitled to vote?

Holders of our common stock as of the close of business on August 4, 2017, the record date, may vote at the Annual Meeting. As of the record date, there were 4,562,699 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to the election of one Class III director, the nominee receiving the greatest number of votes cast “for” will be elected. Approval of the amendment to our Amended and Restated Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of common stock. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting.

In the election of the Class III director, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the nominee. If you abstain in the election of the Class III director, it will not impact the election of the director. In tabulating the voting results for the election of the director, only “FOR” and “AGAINST” votes are counted.

With respect to each of Proposals 2, 3, 4, 5 and 7, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to abstain, it will have the same effect as an “AGAINST” vote.

With respect to Proposal 6, the advisory vote on the frequency of holding future advisory votes on executive compensation, you may vote “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN.” If you abstain from voting on Proposal 6, it will not have an effect on the outcome of the vote.

Broker non-votes have no effect and will not be counted toward the vote total for any proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Nevada law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you;

•By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you;

•By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials; or

•In Person — You may vote by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•entering a new vote by Internet or by telephone;

•returning a later-dated proxy card;

•notifying the Secretary of Sigma Labs, Inc., in writing, at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507; or

•completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of August 4, 2017.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 9:30 a.m., and the meeting will begin at 10:00 a.m. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. John Rice has been designated as proxy by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holder will use his own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holder can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about August 23, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. We also will engage a proxy solicitation firm to assist in the solicitation of proxies. We will pay such firm fees, including flat fees per completed proxy solicitation call and per telephone vote, plus certain out-of-pocket expenses.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet, telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters, such as the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of our common stock and ratification of the appointment of our independent registered public accounting firm, where your broker has discretionary voting authority over your shares.

We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2018 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than April 25, 2018, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As to stockholders intending to present a proposal or to nominate a director candidate at the 2018 Annual Meeting of Stockholders, but not to include the proposal or nomination in our Proxy Statement, our Bylaws state that the proposal or nomination must be received by us no later than April 25, 2018, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. The proposal or nomination must also contain the information required by our Bylaws. The proposal or nomination to be presented directly at the 2018 annual meeting should be submitted to Sigma Labs, Inc., Attention: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

PROPOSAL NO. 1 - ELECTION OF DIRECTOR

In accordance with our amended and restated bylaws, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Our Board of Directors is currently composed of three members. There is one nominee for Class III director who, if elected, will serve until the 2020 Annual Meeting of Stockholders and until his successor is elected and duly qualified, or until his death, resignation or removal. The nominee is currently a director whose term of office expires in 2017 and is being nominated for re-election. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below.

Nominee

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Dennis Duitch as nominee for election as a Class III director at the Annual Meeting. If elected, Mr. Duitch will serve as a Class III director until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Duitch is currently a director of our company. For information concerning the nominee, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Duitch. We expect that Mr. Duitch will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of a director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table sets forth the name, age as of August 1, 2017, and certain other information for our director, Dennis Duitch, with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting) and for each of the other current members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
John Rice	I	71	Interim Chief Executive Officer and Chairman of the Board	2017	2018	-
Frank J. Garofalo	II	66	Director	2017	2019	-
Dennis Duitch(1)(2)(3)	III	72	Director	2017	2017	2020

(1)Member of our Audit Committee

(2)Member of our Compensation Committee

(3)Member of our Nominating and Corporate Governance Committee

Nominee for Director

Dennis Duitch was appointed to our Board of Directors on August 8, 2017. Mr. Duitch has served as Managing Director of Duitch Consulting Group, a private consulting company, since 2003.  Prior to that time, he practiced public accounting, business management, mediation and consultancy nationally, with expertise in strategic and operations management, finance, accounting, strategic planning and business operations for a wide spectrum of companies, including technology, manufacturing and distribution, marketing, real estate, entertainment, and professional practices. He has served in executive officer roles and as a director of public and private companies, not-for-profit organizations, including as Vice-Chairman for Accountants Global Network, and as a top-level advisor for public companies, closely-held businesses, families and high-wealth individuals for over thirty years.

Mr. Duitch began his career with the international CPA firm Grant Thornton in its Chicago, San Francisco and Beverly Hills offices before founding Duitch & Franklin LLP, which evolved to become one of Southern California’s largest independent CPA/Business Management/Consultancy practices, and which was acquired by a public company in 1998.  He subsequently served as President for a consumer products company with direct response marketing, retail, and fulfillment operations, until forming Duitch Consulting Group in 2003 to serve clients in advisory, C-level, and board of director roles.

Mr. Duitch is a Certified Family Business and Estate Advisor, and mediator for matters including partner/shareholder agreements and disputes, business and marital property dissolution, and dysfunctional executive teams and boards of directors. He has lectured extensively in management, financial and accounting areas for the California CPA Foundation, business and professional groups, has instructed at several colleges and universities, and has authored technical articles in management and taxation for regional and national publications.

Mr. Duitch earned a B.B.A degree in Accounting from the University of Iowa and a Master of Business Administration in Finance from Northwestern University.

Our Board of Directors believes that Mr. Duitch is qualified to serve as a member of the board because of his extensive public accounting experience, which will assist the Board and the Audit Committee in addressing the numerous accounting-related issues, regulations and SEC reporting requirements to which we are subject, as well as his expertise in business management, finance and strategic planning.

Continuing Directors

Frank J. Garofalo was appointed to our Board of Directors on January 10, 2017. For more than three decades, Mr. Garofalo has been a management consultant and corporate finance advisor working on “special assignments” for chief executive officers and boards of directors, primarily in technology driven markets, assisting companies ranging from $10 million to over $10 billion in size. His career in professional services includes his serving as Vice President in the Investment Banking division of PaineWebber (now UBS) and as Director and Senior Consultant in Arthur D. Little’s Technology consulting practice.

While at Arthur D. Little, Mr. Garofalo was the lead manager on a number of major studies for Fortune 500 client organizations in product/market forecasting, technology trends assessments, market research, strategic business planning, evaluations of diversification and acquisition opportunities. He also assisted in the launch of CAD/CAM, CAE and Advance Manufacturing practice within the Technology group at Arthur D. Little. While at PaineWebber Corporate Finance Group, his assignments included dozens of business development, corporate development and corporate finance projects including private placements of equity financing, mergers, acquisition, divestitures and establishing joint ventures / strategic alliances.

Mr. Garofalo is an expert in strategic, competitive, and market analysis with an emphasis on business and corporate development and the maximization of shareholder value. He has served on a number boards. He was a Director of J.M. Lafferty Associates, Inc in Chicago, a financial analytics and portfolio research firm, when he acted as advisor in the sale of the business to Corporate Development Board. From 2000 until 2011, he was a Director of Dynagraf, Inc., one of the top Marketing Communications companies in New England, where he acted as advisor in the sale of the business to Universal Millennium.

Mr. Garofalo earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology, a Master of Science degree in Computer Systems Engineering from the University of Michigan, and a Master of Business Administration from Harvard University.

Our board of directors believes that Mr. Garofalo is qualified to serve as a member of the board because of his extensive experience in rendering a wide variety of management and financial advisory services.

John Rice was appointed to our Board of Directors on February 15, 2017, was appointed as Chairman of our Board on April 19, 2017, and was appointed as our interim Chief Executive Officer on July 24, 2017.  Mr. Rice has extensive experience in business operations.  In 1990, Mr. Rice founded ASiQ, LLC, a firm specializing in operations management services ranging from launching successful startups and executing business turnarounds to financings, crisis management and the repositioning of enterprises for sale at optimum market prices.  Mr. Rice presently serves as ASiQ’s CEO and President.  He also served as CEO of Coca-Cola Bottling Company of Santa Fe, a client of ASiQ’s, from 2009 to 2015.  From 2010 to 2012, Mr. Rice served as Director and Contracts Officer of Detector Networks International.  Mr. Rice frequently lectures on breakout growth strategies, crisis management, corporate turnarounds, venture capital, and financial structuring and strategies.  He has also served on a number of boards.  Since 2005, Mr. Rice has served as Director of New Mexico Angels, Inc., a New Mexico based group of accredited individual angel investors.  Since 2016, Mr. Rice has served as Director of Akal Security, Inc.  He was also a Director of Detector Networks International from 2010-2012, where he successfully negotiated the principal component of a business turnaround for the company. Mr. Rice is an honors graduate of Harvard College.

Our board of directors believes that Mr. Rice is qualified to serve as a member of the board because of his broad and deep experience in improving business operations, engineering financial structures that support ongoing needs of operating companies, and building investor and shareholder values.

Director Independence

Our Board of Directors currently consists of three members. As a result of his appointment as interim Chief Executive Officer, Mr. Rice is no longer considered an independent director, and Mr. Garofalo is no longer considered an independent director because on August 8, 2017 we engaged Garofalo & Associates, LLC, a limited liability company owned and controlled by Mr. Garofalo, to provide services to the Company as corporate development consultant and financial advisor.  Our Board of Directors has determined that our other director, Dennis Duitch, is an independent director in accordance with the listing requirements of The NASDAQ Stock Market. Pursuant to NASDAQ rules, our board must consist of a majority of independent directors. As previously reported in the Company's Form 8-K filed with the Securities and Exchange Commission on July 27, 2017, the Company is no longer in compliance with NASDAQ's independent director, audit committee composition, and compensation committee requirements as set forth in NASDAQ Listing Rules 5605(b)(1), 5605(c)(2) and 5605(d)(4), respectively. In accordance with NASDAQ Listing Rules, (i) we must submit to NASDAQ a plan to regain compliance with NASDAQ Listing Rules 5605(b)(1) and 5605(c)(2) by no later than September 11, 2017, and (ii) to regain compliance with NASDAQ Listing Rule 5605(d)(4), we (a) have until the earlier of our next annual stockholders’ meeting or July 24, 2018, or (b) if our next annual stockholders' meeting is held before January 22, 2018, then we must evidence compliance no later than January 22, 2018.  Our Board of Directors intends to identify candidates and to appoint new directors who satisfy the requirements of the NASDAQ Listing Rules prior to the expiration of the applicable compliance and cure periods.

The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to Mr. Duitch, our independent director, that no relationships exists, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to Mr. Duitch's business and personal activities and relationships as they may relate to us and our management.  There are no family relationships among any of our directors or executive officers, except that Mark Cola and Amanda Cola are husband and wife.

Classified Board of Directors

In accordance with our amended and restated bylaws, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

•the Class I director is John Rice, with a term expiring at our 2018 annual meeting of stockholders;

•the Class II director is Frank J. Garofalo, with a term expiring at our 2019 annual meeting of stockholders; and

•the Class III director is Dennis Duitch, and his term will expire at the 2017 annual meeting of stockholders.

Our Board of Directors appointed John Rice as Chairman of the Board on April 19, 2017. Our amended and restated bylaws provide that the authorized number of directors may be changed by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.

Leadership Structure of the Board

Our directors may be removed with or without cause at any meeting of stockholders by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer, if we elect to appoint a Chairman of the Board. Currently, the position of Chairman of the Board of Directors is held by Mr. Rice, our interim Chief Executive Officer, who was appointed as Chairman on April 19, 2017. Until Mr. Rice’s appointment as Chairman, we did not have a Chairman, and Mr. Cola, our President, Chief Technology Officer and former director, generally chaired meetings of our board. The Chairman of the Board is appointed by our Board of Directors on an annual basis.

Our Board of Directors currently believes that this structure is best for our Company, as it allows the Chief Executive Officer to focus on the Company’s strategy, business and operations, while enabling the Chairman of the Board to manage our Board of Directors and serve as a liaison between our Board of Directors and our Company’s senior management. Our Board of Directors also currently believes the separation of offices is beneficial, because a separate Chairman can provide the Chief Executive Officer with guidance and feedback on his performance and the Chairman provides a more effective channel for our Board of Directors to express its views on management. This structure can also enable the Chairman of the Board and the Chief Executive Officer and the other members of our Board of Directors, to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters.

Our Board of Directors does not believe that a formal policy separating the positions of Chairman of the Board and Chief Executive Officer is necessary or desirable. Until Mr. Rice's appointment as interim Chief Executive Officer on July 24, 2017, our Board of Directors determined to separate the positions of Chairman of the Board and Chief Executive Officer, and currently anticipates doing so in the future once we appoint a new Chief Executive Officer.  However, our Board of Directors continually evaluates our leadership structure and could, in the future, decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our Company and our stockholders.

Board Meetings and Committees

During our fiscal year ended December 31, 2016, the Board of Directors held five meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our then current directors attended our 2016 Annual Meeting of Stockholders.

Our board has established three standing committees-audit, compensation, and nominating and corporate governance-each of which operates under a written charter that has been approved by our board. Until February 15, 2017, when our common stock became listed on The NASDAQ Capital Market, we were not required to establish or maintain an audit, nominating or compensation committee. Each committee charter has been posted on the Investors section of our website at www.sigmalabsinc.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Audit Committee

The Audit Committee’s responsibilities include:

•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•monitoring our internal control over financial reporting, disclosure controls and procedures;

•establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•meeting independently with our registered public accounting firm and management;

•reviewing and approving or ratifying any related person transactions; and

•preparing the Audit Committee report required by SEC rules.

The sole member of our Audit Committee is Mr. Duitch, who serves as the chairperson of the committee. Our Board of Directors has determined that Mr. Duitch is an independent director under NASDAQ rules and under SEC Rule 10A-3. Mr. Duitch meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Mr. Duitch is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. The Audit Committee met three times during 2016.

Compensation Committee

The Compensation Committee’s responsibilities include:

•annually reviewing and approving corporate goals and objectives applicable to CEO compensation;

•determining our CEO’s compensation;

•reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

•overseeing an evaluation of our senior executives;

•overseeing and administering our equity incentive plans;

•reviewing and making recommendations to our board with respect to director compensation; and

•reviewing and discussing annually with management our “Compensation Discussion and Analysis” when it is required by SEC rules to be included in our Proxy Statements.

The sole member of our Compensation Committee is Mr. Duitch, who serves as the interim chairperson of the committee. Our board has determined that Mr. Duitch is independent under the applicable NASDAQ rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code. The Compensation Committee was established effective February 15, 2017 (i.e., when our common stock became listed on The NASDAQ Capital Market).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•identifying individuals qualified to become board members;

•recommending to our board the persons to be nominated for election as directors and to each of the board’s committees; and

•overseeing an annual evaluation of the board.

The sole member of our Nominating and Corporate Governance Committee is Mr. Duitch, who serves as the interim chairperson of the committee. Our board has determined that Mr. Duitch is independent under the applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee was established effective February 15, 2017 (i.e., when our common stock became listed on The NASDAQ Capital Market).

Code of Ethics and Business Conduct

The Company has a code of ethics that applies to all employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, as well as to the members of the Board of Directors. The code is available at www.sigmalabsinc.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Form 8-K, in each case to the extent such disclosure is required by rules of the SEC or NASDAQ. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also will consider these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated articles of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.

Any nomination should be sent in writing to our Secretary at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. To be timely for our 2018 annual meeting of stockholders, our Secretary must receive the nomination by the date specified in the “Stockholder Proposals” section above.

Communications with the Board of Directors

Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Secretary at Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to John Rice.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines that we may adopt or amend from time to time. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.

Director Compensation

We believe that a combination of cash and equity compensation is appropriate to attract and retain the individuals we desire to serve on our Board of Directors. Our cash compensation policies are designed to encourage frequent and active interaction between directors and our executives both during and between formal meetings as well as compensate our directors for their time and effort. Further, we believe it is important to align the long-term interests of our non-employee directors (i.e. directors who are not employed by us as officers or employees) with those of the Company and its stockholders, and that awarding equity compensation to, and thereby increasing ownership of our common stock by, our non-employee directors is an appropriate means to achieve this alignment. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.

Under our director compensation program, each non-employee director will receive annual compensation of $25,000, which amount will be paid $15,000 in cash, and $10,000 through the grant of restricted common stock. In addition, the Chairperson of the Audit Committee will receive a $5,000 annual retainer in cash. All cash fees are to be paid quarterly. In addition, prior to Mr. Rice's appointment as interim Chief Executive Officer, he received an hourly fee of $275 in connection with his service on the Board’s Special Projects Committee. Also, each non-employee director may be reimbursed for his reasonable expenses incurred in the performance of his duties as a director as our Board of Directors determines from time to time. Our Compensation Committee intends to evaluate our director compensation program and determine whether any changes should be recommended to the Board.

On January 10, 2017, in connection with his appointment to our Board of Directors, we granted Frank Garofalo 10,000 shares of common stock of the Company, under the 2013 Plan, with such shares to vest in four equal, successive quarterly installments. On February 15, 2017, in connection with his appointment to our Board of Directors, we granted John Rice 5,231 shares of common stock of the Company, under the 2013 Plan, with such shares to vest in four equal, successive quarterly installments. On August 8, 2017, in connection with his appointment to our Board of Directors, we granted Dennis Duitch 7,489 shares of common stock of the Company, under the 2013 Plan, with such shares to vest in four equal, successive quarterly installments.

The following table sets forth certain information concerning the compensation paid to non-employee directors in 2016 for their services as directors of the Company. Messrs. Garofalo and Duitch, our current non-employee directors, were not directors of the Company in 2016. The compensation of Mr. Cola, who served as a director and serves as our President and Chief Technology Officer, is described in the Summary Compensation Table of Executive Officers. Our non-employee directors do not receive fringe or other benefits.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Thomas P. O’Mara(1)	—	—	—	—
Michael Thacker(1)	—	—	—	—

(1)Messrs. O’Mara and Thacker resigned as directors on January 10, 2017.

EXECUTIVE OFFICERS

Executive Officers

The following table sets forth the name, age and position of each of our executive officers as of August 1, 2017:

Name	Age	Position
John Rice	71	Interim Chief Executive Officer and Chairman of the Board
Mark J. Cola	57	President and Chief Technology Officer
Murray Williams	46	Chief Financial Officer and Treasurer
Ronald Fisher	47	Vice President of Business Development
Amanda Cola	40	Vice President of Finance and Business Operations and Secretary

John Rice was appointed to our Board of Directors on February 15, 2017, was appointed as Chairman of our Board on April 19, 2017, and was appointed as our interim Chief Executive Officer on July 24, 2017. Additional information regarding Mr. Rice is set forth above under “Board of Directors and Corporate Governance.”

Mark J. Cola has served as our Chief Technology Officer since July 24, 2017, and as our President since September 2010.  He served as our Chief Executive Officer from September 2012 until July 24, 2017, and served as our Chief Operating Officer and as a director from September 2010 until July 24, 2017.  From June 2006 through April 2010, Mr. Cola served as Director of Operations for the Beyond6 Sigma Division of TMC Corporation. In addition, Mr. Cola has over 32 years of experience in the aerospace and nuclear industries, including with Rockwell International, SPECO Division of Kelsey-Hayes Co., Westinghouse in the Naval Nuclear Reactors Program, Houston Lighting & Power, and within the NNSA Weapons Complex at Los Alamos National Laboratory at which he held various technical and managerial positions including team leader and group leader of the welding and joining section as well as an advanced manufacturing technology group, respectively. He has also worked as a Research Engineer at Edison Welding Institute and for Thermadyne’s Stoody Division, a leading manufacturer of wear-resistant materials.

At Beyond6 Sigma, Mr. Cola worked with a wide range of clients ranging from aerospace to defense systems. His expertise is in manufacturing process development, friction welding, light alloys such as titanium and aluminum, mechanical, physical and welding metallurgy, and nickel-based super-alloys for harsh environments. Mr. Cola served as the Technical Co-Chairman for the inaugural National Nuclear Security Administration Future Technologies Conference held in May 2004, and he is a principal reviewer for the American Welding Society’s Welding Journal. Mr. Cola earned a B.S. in Metallurgical Engineering and an M.S. in Welding Engineering from The Ohio State University.

Murray Williams has served as our Chief Financial Officer and Treasurer since July 18, 2016. Since November 14, 2012 until July 18, 2016, Mr. Williams served as the Chief Financial Officer of Hang With, Inc., a real-time social video platform for Android and iPhone that connects users around the world via live-streaming mobile video and simultaneous chat - allowing vast numbers of people to “Hang with” each other in real time − while enabling celebrities to authentically connect with their fans. From November 2012 until November 2015, Mr. Williams also served as the Chief Financial Officer of MEDL Mobile Holdings, Inc., a public company engaged in the custom development of smartphone Apps for customers that vary in size from small start-ups to large multinational corporations, in a diverse range of industries including retail, fast food, air travel, medical devices, higher education and fashion. From March 2008 until September 2011, Mr. Williams served as the Chief Financial Officer, Treasurer and Secretary of GTX Corp, a public company engaged in the commercialization of miniaturized assisted GPS tracking and cellular location-transmitting technologies.

Mr. Williams is the founder, President and CEO of FA Corp, an independent consulting firm providing accounting and finance services for various companies since August 2001. Mr. Williams was one of the founding members of Buy.Com, Inc., became an employee in February 1998, was the chief financial officer and worked with the company until August 2001. During his three and a half year tenure, Buy.com sold over $1 billion in products and Mr. Williams created and developed the finance, legal, business development and H/R departments, raised $225 million in private funding, took the company public in February 2000 with a $2 billion valuation and managed Buy.Com’s expansion into Europe, Canada and Australia. From January 1993 through January 1998, Mr. Williams was employed with KPMG Peat Marwick, LLP, and last served as a Manager in their assurance practice where he managed a team of over 20 professionals specializing in financial services. Mr. Williams has helped take seven companies public since February 2000. Mr. Williams is a CPA and received his license in 1995. Mr. Williams received degrees in both Accounting and Real Estate from the University of Wisconsin-Madison in 1992.

Ronald Fisher was appointed as Vice President of Business Development of Sigma on August 10, 2015, and leads the PrintRite3D® Operating Division. Mr. Fisher is a Mechanical Engineer with hands-on experience in quality, manufacturing, and product development. He has an MBA and has distinguished himself as a lead sales and marketing officer as well as a Chief Operating Officer. He was a Program Manager at Swagelok from 1988-2004, and Vice President and General Manager, Aftermarket and Geometry Systems, at Micropoise Measurement Systems from 2004 until 2013, and a Partner and COO of Laszeray Technology, LLC from 2013 until 2014. Mr. Fisher holds a Bachelor’s Degree in Mechanical Engineering Technology from the University of Akron as well as an MBA from Kent State University.

Amanda Cola was appointed as Vice President of Finance and Business Operations of Sigma on September 11, 2015, and served as Business Operations Manager of Sigma from July 21, 2014 until September 11, 2015. From 1994 to 2014, Mrs. Cola worked within the NNSA Weapons Complex at Los Alamos National Laboratory at which she held various positions, including Senior Financial Lead and Procurement Specialist of the CFO Division and Business Operations Division, respectively. At Los Alamos National Laboratory, Mrs. Cola worked with a wide range of national security missions crucial to DOE Mission Objectives for programs such as Environmental Management, Non-Proliferation and Science, Technology and Engineering. Mrs. Cola graduated with honors from the College of Santa Fe with a BA degree in Accounting and an MBA in Finance.

 EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions (or makes recommendations to the Board) as to total compensation for each executive officer as well as each individual compensation component.

The following table sets forth certain information concerning the compensation for services rendered to us in all capacities for the fiscal years ended December 31, 2015 and 2016 of Mark J. Cola, our President and Chief Technology Officer, who formerly served as our principal executive officer, Ronald Fisher, our Vice President of Business Development, and Amanda Cola, our Vice President of Finance and Business Operations (collectively, the “named executive officers”). No other executive officer of the Company earned annual compensation in 2015 or 2016 that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Mark J. Cola - President and Chief Technology Officer (Former Principal Executive Officer)	2016	180,000	(1)	—		—		—		—	180,000
	2015	180,000	(1)	---		—		—		—	180,000

Ronald Fisher - Vice President of Business Development(2)	2016	180,000	(1)	—		—		21,108	(4)	—	201,108
	2015	63,750	(1)	—		14,750	(3)	279,343	(4)	—	357,843

Amanda Cola - Vice President of Finance and Business Operations(5)	2016	90,000	(1)	10,000	(6)	—		71,394	(7)	—	171,394
	2015	89,250	(1)	—		—		—		—	89,250

(1)	Actual amounts paid or accrued.
(2)	Ronald Fisher became our Vice President of Business Development on August 10, 2015.
(3)	The amount shown reflects 1,250 shares of common stock, subject to vesting restrictions, which were issued to Mr. Fisher during 2015. All such shares remained unvested at December 31, 2015.
(4)

In 2015, an option to purchase up to 23,750 shares of common stock of the Company, subject to vesting restrictions, at an exercise price equal to $11.80 per share was granted to Mr. Fisher in connection with the commencement of his employment with the Company. The option had an aggregate grant date fair value of $279,343, calculated in accordance with FASB ASC Topic 718. The amount recognized for this award was calculated using the Black Scholes option-pricing model. In 2016, an option to purchase up to 5,000 shares of common stock of the Company, subject to vesting restrictions, at an exercise price equal to $5.28 per share was granted to Mr. Fisher under his employment with the Company. The option had an aggregate grant date fair value of $21,108, calculated in accordance with FASB ASC Topic 718. The amount recognized for this award was calculated using the Black Scholes option-pricing model.

(5)

Amanda Cola was appointed Vice President of Finance and Business Operations of Sigma on September 11, 2015. Prior to that, Mrs. Cola had been our Business Operations Manager from July 21, 2014 until September 11, 2015.

(6)

On July 14, 2016, Mrs. Cola was awarded a bonus in the amount of $10,000 in recognition of Mrs. Cola’s services during 2016 and the various milestones that she helped the Company achieve, including in relation to a company-wide DCAA government audit, along with implementing state-funded programs which in turn provides cash payments to the Company.

(7)

An option to purchase up to 15,000 shares of common stock of the Company, subject to vesting restrictions, at an exercise price of $5.92 per share was granted to Mrs. Cola on July 22, 2016. The option had an aggregate grant date fair value of $71,394, calculated in accordance with FASB ASC Topic 718. The amount recognized for this award was calculated using the Black Scholes option-pricing model.

Named Executive Officer Employment Agreements

Mark J. Cola

Prior to February 21, 2017, Mr. Cola, our President and Chief Technology Officer, was party to an “at will” unwritten employment arrangement with the Company. Under Mr. Cola’s employment arrangement, Mr. Cola’s salary was $15,000 per month, and he was eligible to receive medical and dental benefits, life insurance, and long term and short term disability coverage. Further, Mr. Cola was eligible under his employment arrangement to participate in the Company’s 2011 Equity Incentive Plan and 2013 Equity Incentive Plan.

Effective as of February 21, 2017, the Company and Mr. Cola entered into an employment agreement (the “Original Agreement”), pursuant to which, among other things reported in our previous filings with the Securities and Exchange Commission, Mr. Cola agreed to serve as the Company’s President, Chief Executive Officer and Chief Operating Officer, and was entitled to receive an annual base salary of $220,000.

Effective as of July 24, 2017 (the "Effective Date"), the Company and Mr. Cola entered into a new employment agreement (the "Employment Agreement") for a two-year term (unless earlier terminated as provided in the Employment Agreement), pursuant to which Mr. Cola has agreed to serve as the Company's Chief Technology Officer and continue to serve as the Company’s President (with the title of Co-Founder, President and Chief Technology Officer).

Effective as of immediately prior to the Effective Date, the Original Agreement was terminated by the parties, and Mr. Cola resigned as Chief Executive Officer, Chief Operating Officer and as a director of the Company. The parties agreed that the Company has no obligation to Mr. Cola to grant stock options to him pursuant to the Original Agreement, and that (i) the Nonqualified Stock Option Agreement, dated as of February 21, 2017, between the Company and Mr. Cola evidencing the grant to Mr. Cola under the Original Agreement of a stock option to purchase up to 123,750 shares of the Company's common stock at an exercise price per share equal to $3.48 (the "Original Option") was amended under the Employment Agreement such that (a) any unvested portion of the Original Option will immediately and automatically vest if Mr. Cola's employment is terminated as a result of a Termination Event (as defined below), (b) the definition of "Termination For Cause" under the Original Option was replaced with the definition of "Cause" under the Employment Agreement, and (c) upon the occurrence of a Corporate Transaction (as defined in the 2013 Equity Incentive Plan of the Company), the Original Option, if outstanding as of the date of such applicable Corporate Transaction, will remain outstanding and exercisable in accordance with its terms, except as provided in the Employment Agreement, and (ii) the Original Option will otherwise remain outstanding and exercisable in accordance with its terms.

Under the Employment Agreement, Mr. Cola is (i) entitled to receive (a) an annual base salary of $180,000 (the "Base Salary"), which will be subject to increase in the discretion of our Board of Directors or Compensation Committee based on its annual assessment of Mr. Cola’s performance and other factors, and (b) during each 12-month period during the term of Mr. Cola's employment, a nondiscretionary annual founder's bonus (the "Annual Bonus") in the total amount of $40,000, payable and earned in 24 equal bi-monthly installments, and (ii) eligible to receive one or more additional bonuses ("Discretionary Bonuses") in recognition of extraordinary accomplishments, provided that the decision to provide any Discretionary Bonuses and the amount and terms of any Discretionary Bonuses will be in the sole and absolute discretion of the Board of Directors.

Pursuant to the Employment Agreement, if Mr. Cola remains employed by the Company through February 21, 2018, the Company has agreed to grant Mr. Cola under the Company's equity incentive plan (i) a ten-year non-qualified stock option to purchase 61,750 shares of the Company’s common stock ("Option A"), and (ii) a ten-year non-qualified stock option to purchase 61,750 shares of the Company's common stock ("Option B", and together with Option A, the "Options"), with the Options each (a) to have an exercise price equal to the closing price of the Company’s common stock on the date of grant (i.e., February 21, 2018), (b) to vest and become exercisable in seventeen equal (as closely as possible) monthly installments on the 15th day of each month commencing on March 15, 2018, subject in each case to Mr. Cola's continuing employment, and (c) to be on such other terms set forth in the Company's standard form of non-qualified stock option agreement (except that the definition of "Termination For Cause" under such agreement will be replaced with the definition of "Cause" under the Employment Agreement). Additionally, (x) upon the occurrence of a Corporate Transaction, all stock options of the Company held by Mr. Cola as of the date of such applicable Corporate Transaction will remain outstanding and exercisable in accordance with their terms (except as provided in the Employment Agreement and as set forth in (y) below), and (y) upon the occurrence of a Change of Control (as defined in the Employment Agreement), his unvested stock options will fully vest.

Under the Employment Agreement, Mr. Cola will be entitled to participate in any employee benefit and welfare plans and programs of the Company in which any C-level senior officer of the Company or its subsidiaries are eligible to participate. The Employment Agreement provides that in the event (i) the Company’s terminates Mr. Cola’s employment without “Cause” (as defined), (ii) Mr. Cola resigns from the Company for "Good Reason" (as defined), (iii) Mr. Cola resigns from the Company after the nine-month anniversary of the effective date of the Employment Agreement (the "Nine Month Period") for any reason or no reason, or (iv) Mr. Cola dies or becomes disabled during the Nine Month Period in the performance of his duties for the Company (each of (i)-(iv), a "Termination Event"), subject to entering into a general release of all claims, (x) he will be entitled to continue to receive the Base Salary, Annual Bonus and benefits which he was receiving as of the time of termination for the greater of the remaining term of employment or a period of twelve months, with such compensation to be payable in equal installments in accordance with the Company's normal payroll practices, but no less frequently than bi-monthly, and (y) any unvested portion of Option A and the Original Option will fully vest.

Ronald Fisher

We have entered into an “at will” employment agreement, effective as of August 10, 2015, with Mr. Fisher under which he was engaged to serve as our Vice President of Business Development. Mr. Fisher is entitled to receive an annual base salary of $180,000. Pursuant to the employment agreement, Mr. Fisher also was granted, as a signing bonus, a stock option to purchase up to 23,750 shares of common stock of the Company, at an exercise price equal to $11.80 per share, which was the closing market price of the Company’s common stock on August 10, 2015 (i.e., the date of grant), under the 2013 Equity Incentive Plan. Such option vested and became exercisable as to 1,375 shares on the first anniversary of the grant date, and will vest and become exercisable as to (ii) 3,375 shares on the second anniversary of the grant date, (ii) 6,375 shares on the third anniversary of the grant date, and (iii) 12,625 shares on the fourth anniversary of the grant date, provided, in each case, that Mr. Fisher remains an employee of the Company through such vesting date. The option has a ten-year term and is on such other terms set forth in the Company’s standard form of non-qualified stock option agreement. Mr. Fisher also was issued under his employment agreement 1,250 shares of common stock, subject to performance-based vesting restrictions. Additionally, the Company granted Mr. Fisher under the 2013 Equity Incentive Plan, effective as of August 11, 2016, a stock option to purchase up to 5,000 shares of common stock of the Company. Such option has an exercise price equal to the closing price of our common stock on the date of grant, and vests and becomes exercisable as to (i) 300 shares on August 11, 2017, (ii) 700 shares on August 11, 2018, (iii) 1,350 shares on August 11, 2019, and (iv) 2,650 shares on August 11, 2020, provided Mr. Fisher is in the employ of the Company on August 11, 2017, 2018, 2019 and 2020. Under his employment agreement, Mr. Fisher is entitled to receive performance-based cash bonuses of $25,000 each if the Company receives certain contracts during the first eighteen months of Mr. Fisher’s employment. No such bonuses were earned as of December 31, 2016. Further, Mr. Fisher is eligible to participate in the Company’s 2011 Equity Incentive Plan and 2013 Equity Incentive Plan, and is eligible to receive medical and dental benefits, life insurance, short and long-term disability coverage, and to participate in the Company’s Section 125 cafeteria plan, vision plan and 401K plan.

Amanda Cola

Effective as of July 21, 2014, we entered into an “at will” employment agreement with Mrs. Cola, under which Mrs. Cola was engaged to serve as our Business Operations Manager, which agreement was amended effective July 21, 2015 to convert Mrs. Cola’s position to a full-time position. Under the employment agreement, Mrs. Cola was entitled to receive an annual base salary of $90,000, and the Company issued her as of the effective date of her employment agreement 10,000 shares of common stock under the Company’s 2013 Equity Incentive Plan. Of these shares, 2,500 vested on the date of grant, 2,500 shares vested on the first annual anniversary of Mrs. Cola’s employment agreement, 2,500 shares vested on the second annual anniversary of Mrs. Cola’s employment agreement, and the balance of the shares vested on the third annual anniversary of the employment agreement. On September 11, 2015, Mrs. Cola’s title was changed to Vice President of Finance and Business Operations of the Company. Effective as of July 22, 2016, the Company granted Mrs. Cola, under the Company’s 2013 Equity Incentive Plan, a non-qualified stock option to purchase up to 15,000 shares of our common stock. The option has an exercise price equal to the closing price of our common stock on the date of grant, and will vest and become exercisable in four annual installments over four years. Effective as of April 19, 2017, Mrs. Cola’s salary was increased to $115,000 per annum and she was granted a non-qualified stock option to purchase up to 20,000 shares of our common stock at an exercise price equal to $3.27 per share, which was the closing market price of our common stock on April 19, 2017 (i.e., the date of grant), which will vest in four annual installments over four years from the date of grant, provided Mrs. Cola is in the employ of the Company on such vesting dates.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth outstanding equity awards as of December 31, 2016 held by our named executive officers.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares that have not vested (#)	Equity incentive plan awards: Market value of unearned shares that have not vested ($)
Mark J. Cola	—	—	—		—	—	—	—
Ronald Fisher(1)	1,375	22,375	11.80	8/10/25	—	—	1,250	2,025
Amanda Cola(2)	—	15,000	5.92	7/22/26	—	—	2,500	4,050

(1) In August 2015, in conjunction with the hiring of Ronald Fisher, the Company’s Vice President of Business Development, the Company (i) issued to Mr. Fisher 1,250 shares of common stock, subject to performance-based vesting restrictions, and (ii) granted to Mr. Fisher a stock option (the “Option”) to purchase up to 23,750 shares of common stock of the Company, at an exercise price equal to $11.80 per share, which was the closing market price of the Company’s common stock on August 10, 2015 (i.e., the date of grant), under the 2013 Plan. The Option will vest and become exercisable as to (i) 1,375 shares on the first anniversary of the grant date, (ii) 3,375 shares on the second anniversary of the grant date, (iii) 6,375 shares on the third anniversary of the grant date, and (iv) 12,625 shares on the fourth anniversary of the grant date, provided, in each case, that Mr. Fisher remains an employee of the Company through such vesting date. The Option has a ten-year term and is on such other terms set forth in the Company’s standard form of non-qualified stock option agreement. The Company granted Mr. Fisher under the 2013 Equity Incentive Plan, effective as of August 11, 2016, a stock option to purchase up to 5,000 shares of common stock of the Company. Such option has an exercise price equal to the closing price of our common stock on the date of grant, and vests and becomes exercisable as to (i) 300 shares on August 11, 2017, (ii) 700 shares on August 11, 2018, (iii) 1,350 shares on August 11, 2019, and (iv) 2,650 shares on August 11, 2020, provided Mr. Fisher is in the employ of the Company on August 11, 2017, 2018, 2019 and 2020. The market value of shares that have not vested is based on the closing price of the Company’s common stock on December 31, 2016.

(2) During July 2014, the Company issued 10,000 shares of common stock to Mrs. Cola. Twenty-five percent of the shares vested immediately upon the grant date, 25% of such shares vested upon each of the first and second annual anniversaries of Mrs. Cola’s hire date, and the remaining 25% of such shares will vest on the third annual anniversary of the hire date, provided that Mrs. Cola remains in the Company’s continuous employ through such vesting date. The market value of shares that have not vested is based on the closing price of the Company’s common stock on December 31, 2016. Effective as of July 22, 2016, the Company granted Mrs. Cola, under the Company’s 2013 Equity Incentive Plan, a non-qualified option to purchase up to 15,000 shares of our common stock. The option has an exercise price equal to the closing price of our common stock on the date of grant, and will vest and become exercisable in four annual installments over four years, provided that Mrs. Cola remains an employee through the vesting dates.

Equity Awards

We offer stock options and stock awards to certain of our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. We sometimes also offer stock options and stock awards to our consultants in lieu of cash. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Stock options and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances.

Retirement Plans

We maintain a qualified 401(k) plan, in which all eligible employees may participate. We have elected to match 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed. We may also elect, on an annual basis, to make a discretionary contribution to the plan, but have not done so to date. Our matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

No Tax Gross-Ups

We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

2011 Equity Incentive Plan

On March 9, 2011, our Board of Directors approved the Company’s 2011 Equity Incentive Plan, which was approved on March 31, 2011 by holders of at least a majority of the issued and outstanding shares of common stock of the Company. As of December 31, 2016, an aggregate of 750 shares of our common stock were subject to the 2011 Equity Incentive Plan. The terms and conditions of the 2011 Equity Incentive Plan are substantially similar to the terms and conditions of our 2013 Equity Incentive Plan.

2013 Equity Incentive Plan

A summary of the Sigma Labs, Inc. 2013 Equity Incentive Plan, which we refer to as the 2013 Plan, is set forth below under Proposals 2 and 3 - Approval of Second and Third Amendments to the Sigma Labs, Inc. 2013 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 8, 2017 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 4,569,688 shares of our common stock outstanding on August 8, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of August 8, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers, Directors and Director Nominee
Mark J. Cola(1)	229,829	5.03%
Ronald Fisher(2)	6,300	*
Amanda Cola(1)	229,829	5.03%
Dennis Duitch(3)	7,489	*
Frank J. Garofalo(4)	10,000	*
John Rice(5)	5,232	*
All executive officers and directors as a group (7 persons)(6)	277,100	6.06%

5% or Greater Stockholders
Sabby Management, LLC and Hal Mintz(7)	250,000	5.47%
CVI Investments, Inc. and Heights Capital Management, Inc.(8)	250,000	5.47%

*Less than 1%.

(1)The shares shown are owned of record by The Mark & Amanda Cola Revocable Trust, U/A August 31, 2012, except that, of the shares shown, 7,874 shares are held by Mark Cola’s spouse, Amanda Cola. The shares shown also include 41,250 shares that may be acquired within 60 days of August 8, 2017 upon the exercise of an outstanding stock option held by Mr. Cola.

(2)Of the shares shown, 500 shares were unvested as of August 8, 2017, and 5,050 shares are subject to stock options that are exercisable as to such shares.

(3)The shares vest in four equal (as closely as possible) installments, beginning on November 8, 2017.

(4)The shares vest in four equal installments of 2,500 shares each, beginning on April 10, 2017.

(5)The shares vest in four equal installments of 1,308 shares each, beginning on May 15, 2017.

(6)Includes 56,800 shares that may be acquired now or within 60 days of August 8, 2017 upon the exercise of outstanding stock options.

(7)According to a report on Schedule 13G filed with the SEC on February 15, 2017, (i) Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Master Fund, Ltd. beneficially own 125,000 and 125,000 shares of our common stock, respectively; and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 250,000 shares of our common stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of our common stock, but each indirectly owns 250,000 shares. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 250,000 shares of our common stock because it serves as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., Cayman Islands companies. Mr. Mintz indirectly owns 250,000 common shares in his capacity as manager of Sabby Management, LLC.  The address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(8)According to a report on Schedule 13G filed with the SEC on February 24, 2017, Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over the shares shown.  Each of CVI Investments, Inc. and Heights Capital Management, Inc. disclaimed any beneficial ownership of any such shares, except for their pecuniary interest therein. The address of CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104 Cayman Island.  The address of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

RELATED PERSON TRANSACTIONS

The following summarizes transactions by us in which any of our directors, director nominees, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above.

Transactions with Directors, Director Nominees and Officers

On August 8, 2017, we entered into an “at will” unwritten employment arrangement with the Chairman of the Board of Directors, John Rice, effective as of August 1, 2017, pursuant to which Mr. Rice serves as our interim Chief Executive Officer and interim principal executive officer.  Under his employment arrangement, Mr. Rice is entitled to receive a monthly salary of $9,000, and he is eligible to receive medical and dental benefits, life insurance, and long term and short term disability coverage. Further, Mr. Rice is eligible under his employment arrangement to participate in the Company’s 2013 Equity Incentive Plan, with equity compensation to Mr. Rice to be determined by our Compensation Committee at a later date. Effective as of Mr. Rice's appointment as interim Chief Executive Officer, Mr. Rice is no longer entitled to receive compensation for his service as a director of the Company during his service as our interim Chief Executive Officer.

On August 8, 2017, we engaged Garofalo & Associates, LLC, a limited liability company owned and controlled by Mr. Garofalo, a director of the Company, to provide services to the Company as corporate development consultant and financial advisor. Under the engagement letter agreement, Garofalo & Associates, LLC, is entitled to receive in consideration for its services a monthly retainer of $3,000 in cash during the term of the engagement (the engagement may be terminated by both parties upon 30 days' written notice), and (i) 105,000 shares of common stock of the Company upon the closing of an acquisition by the Company of all or substantially all of the equity or assets (or a controlling interest therein) (the "Closing") with respect to a specified entity (the value of such shares would have been $238,350 if such shares would have been issued on August 8, 2017, based on a closing price per share of $2.27 on such date), and (ii) 75,000 shares of common stock of the Company upon the Closing with respect to at least one of two other specified entities (the value of such shares would have been $170,250 if such shares would have been issued on August 8, 2017, based on a closing price per share of $2.27 on such date). As of the date of this Proxy Statement, there are no agreements with respect to the acquisition by the Company of any third party, and there can be no assurance that any agreements will be entered into or, if entered into, that any acquisition or other transaction will be consummated.

We entered into an employment letter agreement with Murray Williams, effective July 18, 2016, pursuant to which Mr. Williams serves as our Chief Financial Officer, Treasurer, principal accounting officer and principal financial officer on an “at-will” basis. Under the employment letter agreement, Mr. Williams is entitled to (i) be paid at the rate of $200 per hour (his monthly hours will not exceed 25 hours, without the prior written consent of our President and Chief Executive Officer), (ii) a grant, effective as of July 22, 2016, under our 2013 Plan of 15,500 shares of restricted common stock of the Company, which shares will vest on the one-year anniversary of the effective date of Mr. Williams’ employment (the “First Anniversary Date”), provided, however, that vesting as to 50% of the shares accelerated effective as of the closing of our underwritten public offering (i.e., February 21, 2017), and (iii) a grant, effective as of July 22, 2016, under our 2013 Plan of a non-qualified stock option to purchase up to 31,500 shares of our common stock. The option has an exercise price equal to the closing price of our common stock on the date of grant, will vest and become exercisable as follows: 10,500 shares vested and became exercisable on the First Anniversary Date, and the balance of the shares underlying the option will vest and become exercisable in eight equal installments of 2,625 shares each on a quarterly basis following the First Anniversary Date, provided, in each case, that Mr. Williams remains an employee of the Company through such vesting date, and is on the other terms set forth in our standard form of nonqualified stock option agreement. In 2016, we paid Mr. Williams $60,400 under his employment letter agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Nevada law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons (other than compensation-related matters, which should be reviewed by our Compensation Committee), in accordance with its Charter and the Nasdaq marketplace rules. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

PROPOSALS NOS. 2 AND 3 - APPROVAL OF SECOND AND THIRD AMENDMENTS TO THE SIGMA LABS, INC. 2013 EQUITY INCENTIVE PLAN

On March 15, 2013, our Board of Directors adopted the Sigma Labs, Inc. Equity Incentive Plan, which we refer to as the “2013 Plan.” The adoption of the 2013 Plan was approved by our stockholders on October 10, 2013.

On March 27, 2017, our Board of Directors adopted, subject to approval by our stockholders, an amendment to the 2013 Plan to fix the aggregate number of shares of our common stock subject to the 2013 Plan at 750,000 shares. The aggregate number of shares of our common stock subject to the 2013 Plan is currently 375,000 shares.

On October 14, 2016, our Board of Directors adopted an amendment to the 2013 Plan to fix the limitation on awards of stock options and stock appreciation rights during any twelve-month period to any one participant, which we refer to as the “Section 162(m) limitation,” at 300,000 shares.

We are asking for your approval of these two amendments, which are presented separately. The approval or rejection of either of the Proposals will not affect the other Proposal.

Copies of the amendments are included as Annexes A and B, respectively, to this Proxy Statement. The amendments make no other changes to the 2013 Plan.

Proposal 2 - Second Amendment to 2013 Plan

As of August 8, 2017, there were 174,820 shares previously issued or subject to outstanding awards under the 2013 Plan and 200,180 shares were available for future issuance under the 2013 Plan.

The second amendment to the 2013 Plan fixes the aggregate number of shares of our common stock set aside and reserved for issuance under the 2013 Plan at 750,000 shares, including shares previously issued or subject to the outstanding awards under the 2013 Plan. If our stockholders approve this second amendment to the 2013 Plan, we may make awards of the additional shares under the 2013 Plan as described below.

If our stockholders do not approve this Proposal 2, we will not implement this second amendment to the 2013 Plan.

Our Board of Directors believes that the grant of options and other stock awards is an important incentive for the Company’s employees, officers and directors. Our Board of Directors anticipates, therefore, that our needs under the 2013 Plan over the next several years will exceed the number of shares of common stock currently available. The effect of this second amendment to the 2013 Plan will be to increase the aggregate number of shares of our common stock that otherwise would be subject to the 2013 Plan.

In the opinion of the Board, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. The Board believes that approval of the amendment to the 2013 Plan and the authorization of the additional shares for issuance thereunder is appropriate and in the best interests of our stockholders given our current expectations on hiring, and the highly competitive environment in which we recruit and retain employees.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards for all of our employees. By doing so, we link the interests of our employees with those of our stockholders and motivate our employees to act as owners of the business.

The complete text of this second amendment to our 2013 Plan is attached as Annex A to this proxy statement.

Proposal 3 – Third Amendment to 2013 Plan

Pursuant to the third amendment to the 2013 Plan, the maximum number of shares subject to stock options and stock appreciation rights that may be awarded under the 2013 Plan in any twelve-month period to any one participant, which we refer to as the “Section 162(m) limitation,” is 300,000 shares. We are asking for your approval of the third amendment to the 2013 Plan.

The purpose of this amendment is to afford us additional flexibility under the 2013 Plan to make grants of stock options and stock appreciation rights without limiting the deductibility of the non-cash expense associated with stock options in excess of the current Section 162(m) limitation. If our stockholders do not approve this Proposal 3, we will not qualify for an exclusion from the deductibility of compensation paid to a “Covered Employee” (as defined under Section 162(m) of the Internal Revenue Code) in a taxable year to the extent that compensation to such Covered Employee exceeds $1 million.

Purpose

Our Board of Directors adopted the 2013 Plan to (1) encourage selected employees, officers, directors, consultants and advisers to improve our operations and increase our profitability, (2) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (3) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. All of our approximately 12 current employees, directors and consultants are eligible to participate in the 2013 Plan.

Administration

The 2013 Plan is to be administered by the Board or by a committee to which administration of the Plan, or of part of thereof, is delegated by the Board. The 2013 Plan is currently administered by our Compensation Committee, which we refer to below as the “Administrator.” The Administrator is responsible for selecting the officers, employees, directors, consultants and advisers who will receive Options, Stock Appreciation Rights and Stock Awards. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Option and Stock Appreciation Right award, including the number of shares subject to the Option, the exercise price, expiration date and vesting period of the Option and whether the option is an Incentive Option or a Non-Qualified Option. Subject to the requirements imposed by the 2013 Plan, the Administrator is also responsible for determining the terms and conditions of each Stock Award, including the number of shares granted, the purchase price (if any), and the vesting, transfer and other restrictions imposed on the stock. The Administrator has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2013 Plan or of any award under the 2013 Plan.

Neither the Board nor any committee of the Board to which administration of the 2013 Plan is delegated will provide advice to participants about whether or not to accept or exercise their awards. Each participant must make his or her own decision about whether or not to accept or exercise an award.

The 2013 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a qualified pension, profit sharing or bonus plan under Section 401(a) of the Internal Revenue Code.

Stock Subject to the 2013 Plan

Subject to the provisions of the 2013 Plan relating to adjustments upon changes in common stock, an aggregate of 375,000 shares of common stock are currently subject to outstanding awards under the 2013 Plan or future awards under the 2013 Plan. If the second amendment to the 2013 Plan described in Proposal 2 is approved at the Annual Meeting, the aggregate number of shares of common stock set aside and reserved for issuance under the 2013 Plan will be fixed at 750,000 shares.

If awards granted under the 2013 Plan expire or otherwise terminate or are cancelled without being exercised in full, the shares of common stock not acquired pursuant to such awards will again become available for issuance under the 2013 Plan. If shares of common stock issued pursuant to awards under the 2013 Plan are forfeited to or repurchased by us, the forfeited or repurchased stock will again become available for issuance under the 2013 Plan.

If shares of common stock subject to an award are not delivered to a participant because such shares are withheld for payment of taxes incurred in connection with the exercise of an Option, or the issuance of shares under a Stock Award, or the award is exercised through a reduction of shares subject to the award (“net exercised”), then the number of shares that are not delivered will not again be available for issuance under the 2013 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the 2013 Plan.

Eligibility

All directors, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2013 Plan. Incentive Options may only be granted under the 2013 Plan to a person who is a full-time officer or employee of the Company or a subsidiary. The Administrator will determine from time to time which directors, employees, consultants and advisers will be granted awards under the 2013 Plan.

Terms of Awards

Written Agreement

Each award under the 2013 Plan will be evidenced by an agreement in a form approved by the Administrator.

Exercise Price; Base Value

The exercise price for a Non-Qualified Option or an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date of the grant of the Non-Qualified Option or Incentive Option. With respect to an Option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an Incentive Option may not be less than 110% of the fair market value of the Common Stock on the date of the grant of the Incentive Option. The base value of a Stock Appreciation Right shall also be no less than 100% of the Common Stock on the date of the grant of the Stock Appreciation Right. The 2013 Plan does not specify a minimum exercise price for Stock Awards.

Vesting

Each Option, Stock Appreciation Right or Stock Award will become exercisable or non-forfeitable (that is, “vest”) under conditions specified by the Administrator at the time of grant. Vesting typically is based upon continued service as a director or employee, but may be based upon any performance criteria and other contingencies that are determined by the Administrator. Shares subject to Stock Awards may be subject to specified restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.

Expiration Date

Each Option or Stock Appreciation Right must be exercised by a date specified in the award agreement, which may not be more than ten years after the grant date. Except as otherwise provided in the relevant agreement, an Option or Stock Appreciation Right ceases to be exercisable ninety days after the termination of the holder’s employment with us.

Transfers of Options

Unless otherwise determined by the Administrator, Options are not transferable except by will or the laws of descent and distribution.

Purchase Price Payment

Unless otherwise determined by the Administrator, the purchase price of Common Stock acquired under the 2013 Plan is payable by cash or check at the time of an Option exercise or acquisition of a Stock Award. The Company does not charge participants any fees or commissions in connection with their acquisition of Common Stock under the 2013 Plan. The Administrator also has discretion to accept the following types of payment from participants:

•A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or an executive officer;

•Shares of our Common Stock already owned by the Option or Stock Award holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months;

•The surrender of shares of Common Stock then issuable upon exercise of an Option; and

•A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Withholding Taxes

At the time of his or her exercise of an Option or Stock Appreciation Right, an employee is responsible for paying all applicable federal and state withholding taxes. A holder of Stock Awards is responsible for paying all applicable federal and state withholding taxes once the shares covered by the award cease to be forfeitable or at any other time required by applicable law.

Securities Law Compliance

Shares of Common Stock will not be issued pursuant to the exercise of an Option or the receipt of a Stock Award unless the Administrator determines that the exercise of the Option or receipt of the Stock Award and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the “Securities Act”), applicable state and foreign securities laws and the requirements of any stock exchange on which our Common Stock is traded.

Effects of Certain Corporate Transactions

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the corporate transaction and all unvested Restricted Stock awards will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any Options or Stock Appreciation Rights prior to their termination, even if those awards would not otherwise have been exercisable, or provide that outstanding awards will be assumed or an equivalent Option or Stock Appreciation Right substituted by a successor corporation. The Administrator, in its discretion, may remove any restrictions as to any Restricted Stock awards or provide that all outstanding Restricted Stock awards will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

•Our liquidation or dissolution;

•Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•A sale of all or substantially all of our assets; or

•A purchase or other acquisition of more than 50% of our outstanding stock by one person, or by more than one person acting in concert.

Other Adjustment Provisions

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (1) the number and class of shares of stock subject to the 2013 Plan and each Option and grant of Stock Awards outstanding under the 2013 Plan, and (2) the purchase price of each outstanding Option and (if applicable) Stock Award. For example, if an Option is for 1,000 shares for $2.00 per share and there is a 2-for-1 stock split, the Option would be adjusted to be exercisable for 2,000 shares at $1.00 per share.

Amendment or Termination of the Plan

The Board of Directors may at any time amend, discontinue or terminate the 2013 Plan. With specified exceptions, no amendment, suspension or termination of the Plan may adversely affect outstanding Options or Stock Appreciation Rights or the terms that are applicable to outstanding Stock Awards. No amendment, suspension or termination of the Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange on which our Common Stock is traded. Unless terminated earlier by the Board of Directors, the 2013 Plan will terminate automatically on March 15, 2023, which is the tenth anniversary of the date of the 2013 Plan’s adoption by the Board.

Federal Income Tax Consequences

The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the 2013 Plan and the subsequent sale of Common Stock acquired under the 2013 Plan. The tax effect of your awards may vary depending upon particular circumstances, and the income tax laws and regulations change frequently.

General. A recipient of an award of Options or Stock Appreciation Rights under the 2013 Plan will realize no taxable income at the time of grant if the exercise price is not less than the fair market value of our Common Stock on the date of the grant. The recipient generally will realize no taxable income at the time of a grant of a Stock Award so long as the Stock Award is not vested (that is, remains subject to forfeiture and is not transferable) and an election under Section 83(b) of the Internal Revenue Code is not made.

Non-Qualified Options. The holder of a Non-Qualified Option will recognize ordinary income at the time of the Non-Qualified Option exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income will be subject to payroll tax withholding if the holder is an employee.

When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

Incentive Options. The holder of an Incentive Option will not recognize taxable income upon exercise of the Incentive Option. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and for at least two years from the date of grant of the Incentive Option. The holder’s compliance with the holding period requirement and other applicable tax provisions will result in the realization of long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

If a holder disposes of shares acquired by exercise of an Incentive Option before the expiration of the required holding period, the gain, if any, arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the lesser of (1) the excess of the fair market value of the shares over the exercise price on the date the Incentive Option was exercised or (2) the excess of the amount realized over the exercise price upon such disposition. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an Incentive Option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Stock Appreciation Rights. The holder of a Stock Appreciation Right will recognize ordinary income at the time that it is exercised in an amount equal to the excess of the fair market value of the number of shares of Common Stock as to which it is exercised on the date of exercise over their value at the date of grant. This taxable income will be subject to payroll tax withholding if the holder is an employee.

Stock Awards. The recipient of a Stock Award will recognize ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for the shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells a Stock Award that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares (after vesting has occurred), and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Stock Awards that have not vested and that have not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than thirty days after the date of receipt of a Stock Award, to include as ordinary income the difference between the fair market value of the Stock Award on the date of grant and its purchase price (rather than being taxed as the shares vest). If such an election is made, the holding period for long-term capital gain or loss treatment will commence on the day following the receipt of the Stock Award, dividends on the Stock Award will be treated as such and not as compensation, and the tax basis of the shares will be their fair market value at the date of grant.

Deduction for the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable. Assuming that the holder of shares received on exercise of an Incentive Option disposes of the shares after compliance with the holding period requirement described above, the Company will not be entitled to a federal income tax deduction since the holder will not have realized any ordinary income in the transaction.

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers subject to certain exceptions. The 2013 Plan is designed to comply with applicable exceptions from the limitation of Section 162(m) as to all awards granted under that 2013 Plan.

Awards of stock under the 2013 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

New Plan Benefits

Other than with respect to certain awards to be made to our non-employee directors as described in “Board of Directors and Corporate Governance—Director Compensation” and stock options that we must grant to Mark Cola pursuant to his employment agreement with the Company (subject to applicable laws and rules), the amount and timing of awards under the 2013 Plan will be determined in the sole discretion of the Administrator.  Except for the awards and stock options referenced in the immediately preceding sentence, the future awards that will be received under the 2013 Plan by executive officers, other employees, directors and other persons are discretionary and therefore are not determinable at this time, and, therefore, the table below shows the aggregate number of awards granted under the 2013 Plan during 2016.

Name and Position	Shares Subject to Options	Stock Awards
Mark J. Cola, President and Chief Technology Officer	0	0
Ronald Fisher, VP of Business Development	5,000	0
Amanda Cola, VP of Finance and Business Operations	15,000	0
Executive Group	51,500	15,500
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	21,250	0

The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required for approval of proposals 2 and 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SECOND AND THIRD AMENDMENTS TO THE SIGMA LABS, INC. 2013 EQUITY INCENTIVE PLAN DESCRIBED IN PROPOSALS 2 AND 3.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our equity compensation plans as of December 31, 2016.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
2011 Equity Incentive Plan(1)	0	0	750
2013 Equity Incentive Plan(2)	101,188	8.39	199,668
Equity compensation plans not approved by security holders	-	N/A	-

(1) On March 9, 2011, the Company’s board of directors approved the Company’s 2011 Equity Incentive Plan, which was approved on March 31, 2011 by holders of at least a majority of the issued and outstanding shares of common stock of the Company. As of December 31, 2016, the Company issued an aggregate of 154,250 shares of the Company’s common stock pursuant to the Company’s 2011 Equity Incentive Plan.

(2) On March 15, 2013, the Company’s board of directors approved the Company’s 2013 Equity Incentive Plan. The 2013 Equity Incentive Plan was approved by holders of at least a majority of the issued and outstanding shares of common stock of the Company on October 10, 2013. Pursuant to the 2013 Equity Incentive Plan, the Company is authorized to grant “incentive stock options” and “non-qualified stock options”, grant or sell common stock subject to restrictions or without restrictions, and grant stock appreciation rights to employees, officers, directors, consultants and advisers of the Company and its subsidiaries. Incentive stock options granted under the 2013 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”). Non-qualified stock options granted under the 2013 Equity Incentive Plan are not intended to qualify as incentive stock options under the Code. As of December 31, 2016, the Company issued an aggregate of 74,144 shares of the Company’s common stock, as well as options to purchase up to 101,188 shares of the Company’s common stock, some of which are subject to vesting restrictions, pursuant to the Company’s 2013 Equity Incentive Plan. On April 28, 2016, an amendment to our 2013 Equity Incentive Plan was approved by holders of at least a majority of the issued and outstanding shares of common stock of the Company, to increase the number of shares of our common stock subject to the 2013 Equity Incentive Plan to 375,000.

PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Our Board of Directors has determined that it is in our best interest, and in the best interest of our stockholders, to amend our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock by 22,500,000 shares, from 7,500,000 shares to 30,000,000 shares. After taking into account shares subject to future issuance upon the exercise of outstanding warrants, convertible promissory notes and outstanding or currently authorized stock options, we currently have available for issuance only approximately 37,107 shares of authorized but unissued shares of our common stock. Accordingly, on March 27, 2017, our Board of Directors unanimously approved the proposed Certificate of Amendment, or the amendment, to our Amended and Restated Articles of Incorporation, in the form attached hereto as Annex C, and hereby seeks the approval of the amendment by our stockholders.

These additional shares of common stock could be used in a number of ways to improve the overall value of the Company:

•We could use the shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so.

•These shares could also be used for potential future financings.

•These shares could also be used as part of our equity compensation program in order to attract, retain and motivate talented employees, advisors and non-employee directors. These equity grants provide these individuals with a direct stake in the future outcome of the Company and serve to align the interests of our employees with our stockholders.

•These shares could also be used for the acquisition of potential future product lines.

If approved by our stockholders, the amendment will become effective upon the filing of the amendment with the Nevada Secretary of State, which filing is expected to occur promptly after the Annual Meeting.

The affirmative vote of a majority of the outstanding shares present, in person, or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

Purpose and Background of the Amendment

The purpose of the amendment is to increase the total number of authorized shares of common stock from 7,500,000 shares to 30,000,000 shares. Of the 7,500,000 currently authorized shares of our common stock, 4,569,688 shares were issued and outstanding as of August 8, 2017, and, after taking into account shares subject to future issuance upon the exercise of our outstanding warrants, convertible promissory notes and outstanding stock options, only approximately 37,107 of the 7,500,000 authorized shares remain available for future issuance.

Our Board of Directors believes the amendment is necessary and advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans and other transactions and corporate purposes that our Board of Directors deems to be in the Company’s best interest. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance could proceed, except as provided under Nevada law and the NASDAQ Stock Market.

Other than possible issuances pursuant to our employee benefit plans, or upon exercise of our currently outstanding warrants, convertible promissory notes and options, we currently are not a party to any agreement that obligates us to issue additional shares of common stock, except for potential issuances to Garofalo & Associates, LLC as described in this Proxy Statement.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may, among other things, decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate equity ownership thereof.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but our company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We cannot provide assurances that any such transactions previously mentioned will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require the Company to incur nonrecurring or other charges and may pose significant integration challenges or management and business disruptions, any of which could materially and adversely affect our business and financial results.

Because brokers have discretionary authority to vote on the amendment to our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL NO. 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) entitles our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

Please refer to the discussion under “Executive Compensation” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which include the compensation disclosed under “Executive Compensation” in the compensation tables and the related narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement. Accordingly, we are asking for stockholder approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.

This vote is advisory in nature and therefore not binding on us, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on this proposal at the Annual Meeting is required for advisory approval of the proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 6 - ADVISORY VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also entitles our stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast the advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer that the advisory votes on named executive officer compensation take place once every year, every two years or every three years, or they may abstain from voting.

After considering these three alternatives, our Board believes that conducting the advisory vote on executive compensation every year is appropriate for us and our stockholders at this time.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted on this proposal at the Annual Meeting is required for advisory approval of the proposal. Our Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of the advisory vote on executive compensation. This vote is advisory in nature and not binding, however, and our Board may decide that it is in the best interests of us and our stockholders to hold an advisory vote more or less frequently than the alternative that is approved by our stockholders.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “EVERY YEAR” FOR THE CONDUCT OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 7 - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has approved Pritchett, Siler & Hardy, P.C. (“PSH”) to continue as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2017. During our fiscal year ended December 31, 2016, PSH served as our independent registered public accounting firm.

Notwithstanding the appointment of PSH and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PSH as our independent registered public accounting firm for our fiscal year ending December 31, 2017. Our Audit Committee is submitting the appointment of PSH to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PSH are not expected to be present at the Annual Meeting.

If our stockholders do not ratify the appointment of PSH, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth fees billed by PSH with respect to the years ended December 31, 2016 and 2015:

	Year Ended
	December 31,
	2016	2015
Audit Fees	$48,304	$35,950
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$48,304	$35,950

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Sigma Labs, Inc. paid for professional services for the audit of our financial statements included in our Form 10-K and for services that are normally provided by the registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

Our Board of Directors established an Audit Committee written charter in February 2017. The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.sigmalabsinc.com under the tab “Investors.”

Auditor Independence

In our fiscal year ended December 31, 2016, there were no other professional services provided by PSH, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of PSH.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PSH, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

Pritchett, Siler & Hardy, P.C.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our board of directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Pritchett, Siler & Hardy, P.C. (“PSH”) currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2016. PSH does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected PSH as our independent registered public accountants for 2017.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2016 and has discussed those financial statements with management and PSH. The Audit Committee has also received from, and discussed with, PSH various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with PSH matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by PSH to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by PSH are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Based on these reviews and discussions, the Audit Committee as constituted as of April 14, 2017 (i.e., Sam Bell, Frank J. Garofalo and John Rice) recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC.

Respectfully submitted,

Audit Committee as constituted as of April 14, 2017:

Sam Bell

Frank J. Garofalo

John Rice

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Since we did not have a class of equity securities registered pursuant to Section 12 of the Exchange Act during 2016, Section 16(a) of the Exchange Act did not apply to us in 2016.

Fiscal Year 2016 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2016 are included in our Annual Report on Form 10-K, which we have made available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our annual report are posted on our website at www.sigmalabsinc.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Sigma Labs, Inc., Attention: Corporate Secretary, 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS Santa Fe, New Mexico August 22, 2017

ANNEX A

Amendment to Sigma Labs, Inc. 2013 Equity Incentive Plan

The first sentence of Section 3 of the 2013 Equity Incentive Plan of Sigma Labs, Inc. is hereby amended in its entirety to read as follows:

“Subject to the provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock which may be offered, or issued as restricted stock or unrestricted stock or on the exercise of Options or SARs under the Plan shall not exceed 750,000 shares of Common Stock.”

A-1

ANNEX B

Amendment to Sigma Labs, Inc. 2013 Equity Incentive Plan

The last sentence of Section 3 of the 2013 Equity Incentive Plan of Sigma Labs, Inc. is hereby amended in its entirety to read as follows:

“No eligible person shall be granted Options and stock appreciation rights during any twelve-month period covering more than 300,000 shares.”

B-1

ANNEX C

Amendment to Amended and Restated Articles of Incorporation of Sigma Labs, Inc.

The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation of Sigma Labs, Inc. shall be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 40,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a) 30,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b) 10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

C-1

SIGMA LABS, INC.

This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) of Sigma Labs, Inc. (the "Company") hereby appoint(s) John Rice as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of SIGMA LABS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Local Time on October 2, 2017, at the Company's executive offices located at 3900 Paseo Del Sol, Santa Fe, New Mexico 87507, and any adjournment or postponement of the annual meeting.

Such proxy is authorized to vote in his discretion (i) "FOR" the election of any person to the Board of Directors if the nominee named herein becomes unable to serve or for good cause will not serve; (ii) "FOR" the approval of the second amendment to the 2013 Equity Incentive Plan of the Company to fix at 750,000 shares the aggregate number of shares of the Company's common stock subject to the 2013 Equity Incentive Plan; (iii) "FOR" the approval of the third amendment to the 2013 Equity Incentive Plan of the Company to fix at 300,000 shares the limitation on awards of stock options and stock appreciation rights under the 2013 Equity Incentive Plan during any twelve-month period to any one participant; (iv) "FOR" the approval of an amendment to the Amended and Restated Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 7,500,000 to 30,000,000; (v) "FOR" the approval of the compensation of the Company's named executive officers as disclosed in the proxy statement; (vi) "FOR" the approval of the one-year frequency of stockholder advisory votes on the compensation of the Company's named executive officers; (vii) "FOR" ratification of the appointment of Pritchett, Siler & Hardy, P.C. as the Company's independent registered public accounting firm for fiscal year 2017; and (viii) on such other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report on Form 10-K, Notice and Proxy Statement are available at
http://www.viewproxy.com/sigmalabsinc/2017.

Please mark your votes like this ☒

The Board of Directors recommends that you vote FOR the following:

1 Election of Directors

Nominee:

	FOR	WITHHOLD
01 Dennis Duitch	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

5. Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The Board of Directors recommends that you vote ONE YEAR in the following proposal:

6. Approve, on a non-binding advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments postponements of the meeting.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Date:______________________________

____

Signature

____

Signature (if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Shares on the Internet:

Go to www.AALVote.com/SGLB

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1-866-804-9616

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.